UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMERCIAL METALS COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. January 14, 2015

COMMERCIAL METALS COMPANY

Meeting Information

Meeting Type: Annual<mtgtype>Meeting

For holders as of: November<recdate>24, 2014

Date: January 14, 2015 Time: 10:00<mtgtime>AM CST

Location: Commercial Metals Company

CMC Hall

6565 North MacArthur Boulevard

9th Floor

Irving, Texas 75039

COMMERCIAL METALS COMPANY

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 31, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR ALL the following:

1. Election of Directors

Nominees

01 Joseph Alvarado 02 Anthony A. Massaro 03 Joseph Winkler

The Board of Directors recommends you vote FOR proposals 2 and 3.

2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Vote to ratify the appointment of Deloitte &

Touche LLP as our independent registered public accounting firm for the 2015 fiscal year.

3 ADVISORY VOTE ON EXECUTIVE COMPENSATION Vote to approve, on an advisory basis, the compensation of the

Company’s named executive officers.

The Board of Directors recommends you vote AGAINST the following proposal:

4 Stockholder proposal on sustainability reporting.

NOTE: The proxyholders are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.P

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